UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 21, 2003

                                      IEMI
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             (Exact name of registrant as specified in its charter)

       Nevada                     65-0861102                    000-28415
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(State or other jurisdiction    (IRS Employer                Commission File
 of Incorporation)             Identification Number)            Number

                   5801 Wiley Street, Hollywood, Florida 33023
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                    (Address of principal executive offices)

Registrant's telephone number, including area code: (954) 961-3033
                                                    --------------

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 4:  Changes In Registrant's Certifying Accountants

On February 3, 2003 the Company's independent auditors, Bagley, Josephs & Company, L.L.C., resigned. The Company is presently seeking a satisfactory replacement.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

   (c)    Exhibits.

        99.1     Letter of Resignation from Bagley, Josephs & Company, L.L.C.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.


                                       IEMI


Dated: June 5, 2002                    By:      /s/ HAROLD A. SOLOMON
                                           -----------------------------------
                                                Harold A. Solomon, President